EXHIBIT 10.1

99-IPR (1 of 7)

NO.   P-102                                                   72,000    SHARES
      -----                                                 -----------

                         OCEANEERING INTERNATIONAL, INC.
                 1999 RESTRICTED STOCK AWARD INCENTIVE AGREEMENT

      THIS AGREEMENT is made as of the date set forth on the signature page hereof, between Oceaneering International, Inc., a Delaware corporation (the "Company"), and T. JAY COLLINS (the "Participant"). Except as defined herein, capitalized terms shall have the same meaning ascribed to them under the 1999 Incentive Plan of Oceaneering International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

      1. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

      (a) "Change in Control" means, with respect to the Company, if (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company. Without limiting the foregoing, no "Change of Control" shall be deemed to have taken place for the purposes of this Agreement, if a person or persons is appointed or elected as a member(s) of the Board as a result of or in connection with a Transaction or other event unless item (i) or (ii) above shall also have occurred.

      (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

      (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.

      (d) "Peer Group Companies" means, Cal Dive International, Inc., Coflexip, S.A. (ADR), Global Industries Ltd., Halliburton Company, McDermott International, Inc., Offshore Logistics, Inc., Stolt Comex Seaway S.A., and Tidewater, Inc. In the event any of such companies (i) shall cease to have its common stock listed on a national securities exchange or quoted in the NASDAQ National Market System, or (ii) in the sole discretion of the Committee, shall be so changed as a

99-IPR (2 of 7)

result of any merger, acquisition or other transaction that it no longer is appropriate to include such company as one of the Peer Group Companies, then the Peer Group Companies shall thereafter not include such company for purposes of calculating any forfeiture of Restricted Stock under this Agreement.

      (e) "Peer Group Companies Performance" for any 52-week period contemplated in Section 3 of this Agreement means, the arithmetic average of the changes in Closing Stock Price for each of the Peer Group Companies between the first day of such period and the last day of such period.

      2. AWARD. In order to encourage the Participant's contribution to the successful performance of the Company, and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on August 19, 1999 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of Grant a total of
 72,000 shares of Common Stock, pursuant to the Plan, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock").

      3. RESTRICTIONS ON TRANSFER. The shares of Restricted Stock granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant until said shares shall have become vested and not otherwise subject to forfeiture (and restrictions terminated thereon) in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of shares of Restricted Stock shall be referred to herein as the "Restricted Period" as to those shares of stock.) The Restricted Stock awarded hereunder shall be divided into three tranches, of an equal number of shares, with Tranche A containing 24,000 shares, Tranche B containing 24,000 shares and Tranche C containing 24,000 shares. The shares of Restricted Stock shall be treated as described below for purposes of forfeiture, vesting and other terms and conditions of this Agreement:

      (a) TRANCHE A: The shares of Restricted Stock in Tranche A shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock ("Company Performance") for the 52-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 14, 2000 is not positive, all of Tranche A shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999, to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 14, 2000.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

99-IPR (3 of 7)

      (b) TRANCHE B: The shares of Restricted Stock in Tranche B shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 104-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 13, 2001 is not positive, all of Tranche B shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 13, 2001. Percentage of Company Performance as Percentage Restricted Stock OF PEER GROUP COMPANIES PERFORMANCE FORFEITED

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

      (c) TRANCHE C: The shares of Restricted Stock in Tranche C shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 156-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 12, 2002 is not positive, all of Tranche C shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 12, 2002.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

      (d) VESTING OF COMMON STOCK: The shares of Tranche A Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph (a) above, shall vest 25% on July 13, 2001, 25% on July 12, 2002, 25% on July 11, 2003 and a final 25% on July 9, 2004. The shares of Tranche B Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph
(b) above, shall vest 25% on July 12, 2002, 25% on July 11, 2003, 25% on July 9, 2004 and a final 25% on July 8, 2005. The shares of Tranche C Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph
(c) above, shall vest 25% on July 11, 2003, 25% on July 9, 2004, 25% on July 8, 2005 and a final 25% on July 7, 2006. The determination of Company Performance, Peer Group Companies Performance and the percentage of Restricted Stock forfeited shall be certified to by the Committee prior to the removal of any restrictions with respect to the Restricted Stock. Upon termination of a Participant's employment

99-IPR (4 of 7)

(with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in Sections 3(f) and 3(g)), all Restricted Stock for which the conditions of the applicable provisions of paragraphs (a), (b) or (c) and this paragraph (d) have not been satisfied as of the date of such termination of employment shall be forfeited.

      (e) TAX REIMBURSEMENT: Within 10 days after the expiration of the Restricted Period with respect to a particular share of Restricted Stock, the Company shall pay to the Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Restricted Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United States income tax. No United States state (or equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers. Subject to Section 3(f), in the event a Participant sells any share of Restricted Stock within three years after expiration of the Restricted Period with respect to such Restricted Stock, the Participant shall immediately pay to the Company the amount of the tax assistance payment previously received by the Participant from the Company with respect to such share.

      (f) EFFECT OF CHANGE IN CONT: In the event a Change in Control occurs prior to the time that the conditions of the applicable paragraph (a), (b) or
(c) above have been satisfied with respect to a share of Restricted Stock, upon such Change in Control, such conditions shall be deemed to have been satisfied with respect to such share of Restricted Stock, provided that such share has not theretofore been forfeited. Vesting of shares of Restricted Stock described in this paragraph (and any substitute security, and/or cash component distributed in connection with a Change in Control) shall occur at the soonest of:

      (i)   the applicable dates specified in paragraph (d),

      (ii) the date that the Company or any successor to the Company terminates the Participant's employment for any reason on or after a Change in Control,

      (iii) the date that Participant's total annual compensation (including salary, bonuses, long and short term incentives, deferred compensation and award of stock options, as well as all other benefits in force at the time of a Change in Control) is reduced, or the Participant's scope of work responsibility is reduced, or the Participant is requested to relocate from his place of employment with the Company, in each case, on or after a Change in Control, or

      (iv) the date that is two years after the date of a Change in Control.

99-IPR (5 of 7)

      The tax assistance payments shall be made with respect to each vesting of share and/or cash distribution within 10 days thereafter.

      (g) EFFECT OF DEATH OR DISABILITY. In the event of the death or Disability of the Participant while employed by the Company or any successor to the Company, the conditions of the applicable of paragraphs (a), (b) or (c) and paragraph (d) with respect to any shares of Restricted Stock not previously forfeited by the Participant shall be deemed immediately satisfied and tax assistance payments shall be made by Company to Participants with respect to such event within 30 days thereafter.

      (h) DIVIDENDS: Dividends (other than dividends in capital stock) with respect to shares of Restricted Stock shall be paid to the Participant without regard to the restrictions otherwise applicable to such shares. Dividends in capital stock of the Company or any successor to the Company shall accumulate and be associated with the Restricted Stock to which they relate and shall vest at the time such Restricted Stock vests.

      (i) VOTING OF COMMON STOCK: A Participant shall have the right to exercise any voting rights appurtenant to Restricted Stock without regard to any restrictions otherwise imposed by reason of this Agreement.

      (j) INTERPRETATION OF MARKET DECLINES. In the event, for any 52-week period, the Peer Group Companies Performance is negative, the tables in Sections 3(a), 3(b) and 3(c) shall be interpreted such that (i) a relative performance of 87 1/2% shall mean the Company Performance (in terms of a decline in Closing Stock Price) declined 112 1/2% compared to the Peer Group Companies Performance,
(ii) a relative performance of 75% shall mean the Company Performance declined 125% compared to the Peer Group Companies Performance and (iii) a relative performance of 50% shall mean the Company Performance declined 150% compared to the Peer Group Companies Performance. For example, if Peer Group Companies Performance change is a negative 10% (an average decline of 10%), and Company Performance declined 15%, 84% of Tranche A, B or C, as the case may be, would be forfeited.

      4. CODE SECTION 83(B) ELECTION. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock in respect of this award of Restricted Stock on the Date of Grant.

      5. SALE OF RESTRICTED STOCK. The Participant shall not sell Restricted Stock except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock for his own account and not with a view to the distribution thereof.

      6. ESCROW OF CERTIFICATES. The certificates representing shares of Restricted Stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed by the Participant in blank, with the Corporate Secretary of the Company during the Restricted Period. Each such certificate shall bear a legend as provided by the Company, conspicuously referring to the terms, conditions and restrictions described in the Plan and in this Agreement. Subject to the provisions of Section 7 below, upon termination of the Restricted Period with respect to shares of Restricted Stock, a certificate representing such shares shall be delivered to the Participant as promptly as practicable following such termination.

      7. WITHHOLDING OF TAXES. No certificates representing the shares of Restricted Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 8 below) remits to the Company the amount of all federal, state and other

99-IPR (6 of 7)

governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

      8. BENEFICIARY DESIGNATIONS. The Participant may file with the Corporate Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any dispute, the Company shall be fully protected and discharged of its obligations under this Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

      9. LIMITATION OF RIGHTS. Nothing in this Agreement or the Plan shall be construed to:

      (a) give the Participant any right to be awarded any Restricted Stock other than in the sole discretion of the Committee;

      (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

      (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

      10. NONALIENATION OF BENEFITS. Except as contemplated by Section 8 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant or his Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by Section 8 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

      11. PREREQUISITES TO BENEFITS. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

      12. RIGHTS AS A STOCKHOLDER. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Restricted Stock once such shares have been registered in his name hereunder.

99-IPR (7 of 7)

      13. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

      14. ADMINISTRATION. Prior to a Change in Control, the Committee shall have sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of the Committee shall be final and binding on the Participant and the Company except in the case of bad faith or willful misconduct. After a Change in Control, those individuals who comprised the Committee immediately prior to the Change in Control shall have the sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of a majority of these individuals shall be final and binding on the Participant and the Company and its successors except in the case of bad faith or willful misconduct.

      15. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

      16. GENDER AND NUMBER. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

            This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

            Dated: August 19, 1999.

                                    OCEANEERING INTERNATIONAL, INC.

                                    By  /s/  GEORGE R. HAUBENREICH, JR.
                                        George R. Haubenreich, Jr.
                                        Senior Vice President,
                                        General Counsel and Secretary

The undersigned Participant accepts
the Restricted Stock subject to all
the terms of this Agreement.

/s/ T. JAY COLLINS

99-IPR (1 of 7)

NO.   P-103                                                   36,000    SHARES
      -----                                                 -----------

                         OCEANEERING INTERNATIONAL, INC.
                 1999 RESTRICTED STOCK AWARD INCENTIVE AGREEMENT

      THIS AGREEMENT is made as of the date set forth on the signature page hereof, between Oceaneering International, Inc., a Delaware corporation (the "Company"), and M. KEVIN MCEVOY (the "Participant"). Except as defined herein, capitalized terms shall have the same meaning ascribed to them under the 1999 Incentive Plan of Oceaneering International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

      1. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

      (a) "Change in Control" means, with respect to the Company, if (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company. Without limiting the foregoing, no "Change of Control" shall be deemed to have taken place for the purposes of this Agreement, if a person or persons is appointed or elected as a member(s) of the Board as a result of or in connection with a Transaction or other event unless item (i) or (ii) above shall also have occurred.

      (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

      (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.

      (d) "Peer Group Companies" means, Cal Dive International, Inc., Coflexip, S.A. (ADR), Global Industries Ltd., Halliburton Company, McDermott International, Inc., Offshore Logistics, Inc., Stolt Comex Seaway S.A., and Tidewater, Inc. In the event any of such companies (i) shall cease to have its common stock listed on a national securities exchange or quoted in the NASDAQ National Market System, or (ii) in the sole discretion of the Committee, shall be so changed as a

99-IPR (2 of 7)
result of any merger, acquisition or other transaction that it no longer is appropriate to include such company as one of the Peer Group Companies, then the Peer Group Companies shall thereafter not include such company for purposes of calculating any forfeiture of Restricted Stock under this Agreement.

      (e) "Peer Group Companies Performance" for any 52-week period contemplated in Section 3 of this Agreement means, the arithmetic average of the changes in Closing Stock Price for each of the Peer Group Companies between the first day of such period and the last day of such period.

      2. AWARD. In order to encourage the Participant's contribution to the successful performance of the Company, and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on August 19, 1999 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of Grant a total of
 36,000 shares of Common Stock, pursuant to the Plan, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock").

      3. RESTRICTIONS ON TRANSFER. The shares of Restricted Stock granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant until said shares shall have become vested and not otherwise subject to forfeiture (and restrictions terminated thereon) in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of shares of Restricted Stock shall be referred to herein as the "Restricted Period" as to those shares of stock.) The Restricted Stock awarded hereunder shall be divided into three tranches, of an equal number of shares, with Tranche A containing 12,000 shares, Tranche B containing 12,000 shares and Tranche C containing 12,000 shares. The shares of Restricted Stock shall be treated as described below for purposes of forfeiture, vesting and other terms and conditions of this Agreement:

      (a) TRANCHE A: The shares of Restricted Stock in Tranche A shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock ("Company Performance") for the 52-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 14, 2000 is not positive, all of Tranche A shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999, to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 14, 2000.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

99-IPR (3 of 7)

      (b) TRANCHE B: The shares of Restricted Stock in Tranche B shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 104-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 13, 2001 is not positive, all of Tranche B shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 13, 2001.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

      (c) TRANCHE C: The shares of Restricted Stock in Tranche C shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 156-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 12, 2002 is not positive, all of Tranche C shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 12, 2002.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

      (d) VESTING OF COMMON STOCK: The shares of Tranche A Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph (a) above, shall vest 25% on July 13, 2001, 25% on July 12, 2002, 25% on July 11, 2003 and a final 25% on July 9, 2004. The shares of Tranche B Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph
(b) above, shall vest 25% on July 12, 2002, 25% on July 11, 2003, 25% on July 9, 2004 and a final 25% on July 8, 2005. The shares of Tranche C Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph
(c) above, shall vest 25% on July 11, 2003, 25% on July 9, 2004, 25% on July 8, 2005 and a final 25% on July 7, 2006. The determination of Company Performance, Peer Group Companies Performance and the percentage of Restricted Stock forfeited shall be certified to by the Committee prior to the removal of any restrictions with respect to the Restricted Stock. Upon termination of a Participant's employment

99-IPR (4 of 7)

(with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in Sections 3(f) and 3(g)), all Restricted Stock for which the conditions of the applicable provisions of paragraphs (a), (b) or (c) and this paragraph (d) have not been satisfied as of the date of such termination of employment shall be forfeited.

      (e) TAX REIMBURSEMENT: Within 10 days after the expiration of the Restricted Period with respect to a particular share of Restricted Stock, the Company shall pay to the Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Restricted Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United States income tax. No United States state (or equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers. Subject to Section 3(f), in the event a Participant sells any share of Restricted Stock within three years after expiration of the Restricted Period with respect to such Restricted Stock, the Participant shall immediately pay to the Company the amount of the tax assistance payment previously received by the Participant from the Company with respect to such share.

      (f) EFFECT OF CHANGE IN CONT: In the event a Change in Control occurs prior to the time that the conditions of the applicable paragraph (a), (b) or
(c) above have been satisfied with respect to a share of Restricted Stock, upon such Change in Control, such conditions shall be deemed to have been satisfied with respect to such share of Restricted Stock, provided that such share has not theretofore been forfeited. Vesting of shares of Restricted Stock described in this paragraph (and any substitute security, and/or cash component distributed in connection with a Change in Control) shall occur at the soonest of:

      (i)   the applicable dates specified in paragraph (d),

      (ii) the date that the Company or any successor to the Company terminates the Participant's employment for any reason on or after a Change in Control,

      (iii) the date that Participant's total annual compensation (including salary, bonuses, long and short term incentives, deferred compensation and award of stock options, as well as all other benefits in force at the time of a Change in Control) is reduced, or the Participant's scope of work responsibility is reduced, or the Participant is requested to relocate from his place of employment with the Company, in each case, on or after a Change in Control, or

      (iv) the date that is two years after the date of a Change in Control.

99-IPR (5 of 7)

      The tax assistance payments shall be made with respect to each vesting of share and/or cash distribution within 10 days thereafter.

      (g) EFFECT OF DEATH OR DISABILITY. In the event of the death or Disability of the Participant while employed by the Company or any successor to the Company, the conditions of the applicable of paragraphs (a), (b) or (c) and paragraph (d) with respect to any shares of Restricted Stock not previously forfeited by the Participant shall be deemed immediately satisfied and tax assistance payments shall be made by Company to Participants with respect to such event within 30 days thereafter.

      (h) DIVIDENDS: Dividends (other than dividends in capital stock) with respect to shares of Restricted Stock shall be paid to the Participant without regard to the restrictions otherwise applicable to such shares. Dividends in capital stock of the Company or any successor to the Company shall accumulate and be associated with the Restricted Stock to which they relate and shall vest at the time such Restricted Stock vests.

      (i) VOTING OF COMMON STOCK: A Participant shall have the right to exercise any voting rights appurtenant to Restricted Stock without regard to any restrictions otherwise imposed by reason of this Agreement.

      (j) INTERPRETATION OF MARKET DECLINES. In the event, for any 52-week period, the Peer Group Companies Performance is negative, the tables in Sections 3(a), 3(b) and 3(c) shall be interpreted such that (i) a relative performance of 87 1/2% shall mean the Company Performance (in terms of a decline in Closing Stock Price) declined 112 1/2% compared to the Peer Group Companies Performance,
(ii) a relative performance of 75% shall mean the Company Performance declined 125% compared to the Peer Group Companies Performance and (iii) a relative performance of 50% shall mean the Company Performance declined 150% compared to the Peer Group Companies Performance. For example, if Peer Group Companies Performance change is a negative 10% (an average decline of 10%), and Company Performance declined 15%, 84% of Tranche A, B or C, as the case may be, would be forfeited.

      4. CODE SECTION 83(B) ELECTION. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock in respect of this award of Restricted Stock on the Date of Grant.

      5. SALE OF RESTRICTED STOCK. The Participant shall not sell Restricted Stock except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock for his own account and not with a view to the distribution thereof.

      6. ESCROW OF CERTIFICATES. The certificates representing shares of Restricted Stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed by the Participant in blank, with the Corporate Secretary of the Company during the Restricted Period. Each such certificate shall bear a legend as provided by the Company, conspicuously referring to the terms, conditions and restrictions described in the Plan and in this Agreement. Subject to the provisions of Section 7 below, upon termination of the Restricted Period with respect to shares of Restricted Stock, a certificate representing such shares shall be delivered to the Participant as promptly as practicable following such termination.

      7. WITHHOLDING OF TAXES. No certificates representing the shares of Restricted Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 8 below) remits to the Company the amount of all federal, state and other

99-IPR (6 of 7)

governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

      8. BENEFICIARY DESIGNATIONS. The Participant may file with the Corporate Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any dispute, the Company shall be fully protected and discharged of its obligations under this Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

      9. LIMITATION OF RIGHTS. Nothing in this Agreement or the Plan shall be construed to:

      (a) give the Participant any right to be awarded any Restricted Stock other than in the sole discretion of the Committee;

      (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

      (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

      10. NONALIENATION OF BENEFITS. Except as contemplated by Section 8 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant or his Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by Section 8 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

      11. PREREQUISITES TO BENEFITS. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

      12. RIGHTS AS A STOCKHOLDER. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Restricted Stock once such shares have been registered in his name hereunder.

99-IPR (7 of 7)

      13. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

      14. ADMINISTRATION. Prior to a Change in Control, the Committee shall have sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of the Committee shall be final and binding on the Participant and the Company except in the case of bad faith or willful misconduct. After a Change in Control, those individuals who comprised the Committee immediately prior to the Change in Control shall have the sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of a majority of these individuals shall be final and binding on the Participant and the Company and its successors except in the case of bad faith or willful misconduct.

      15. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

      16. GENDER AND NUMBER. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

          This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

          Dated: August 19, 1999.

                                    OCEANEERING INTERNATIONAL, INC.

                                    By  /s/ GEORGE R. HAUBENREICH, JR.
                                        George R. Haubenreich, Jr.
                                        Senior Vice President,
                                        General Counsel and Secretary

The undersigned Participant accepts
the Restricted Stock subject to all
the terms of this Agreement.

/s/ SM. KEVIN MCEVOY

99-IPR (1 of 7)

NO.   P-104                                                   36,000    SHARES
      -----                                                 -----------

                         OCEANEERING INTERNATIONAL, INC.
                 1999 RESTRICTED STOCK AWARD INCENTIVE AGREEMENT

      THIS AGREEMENT is made as of the date set forth on the signature page hereof, between Oceaneering International, Inc., a Delaware corporation (the "Company"), and GEORGE R. HAUBENREICH, JR. (the "Participant"). Except as defined herein, capitalized terms shall have the same meaning ascribed to them under the 1999 Incentive Plan of Oceaneering International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

      1. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

      (a) "Change in Control" means, with respect to the Company, if (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company. Without limiting the foregoing, no "Change of Control" shall be deemed to have taken place for the purposes of this Agreement, if a person or persons is appointed or elected as a member(s) of the Board as a result of or in connection with a Transaction or other event unless item (i) or (ii) above shall also have occurred.

      (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

      (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.

      (d) "Peer Group Companies" means, Cal Dive International, Inc., Coflexip, S.A. (ADR), Global Industries Ltd., Halliburton Company, McDermott International, Inc., Offshore Logistics, Inc., Stolt Comex Seaway S.A., and Tidewater, Inc. In the event any of such companies (i) shall cease to have its common stock listed on a national securities exchange or quoted in the NASDAQ National Market System, or (ii) in the sole discretion of the Committee, shall be so changed as

99-IPR (2 of 7)

a result of any merger, acquisition or other transaction that it no longer is appropriate to include such company as one of the Peer Group Companies, then the Peer Group Companies shall thereafter not include such company for purposes of calculating any forfeiture of Restricted Stock under this Agreement.

      (e) "Peer Group Companies Performance" for any 52-week period contemplated in Section 3 of this Agreement means, the arithmetic average of the changes in Closing Stock Price for each of the Peer Group Companies between the first day of such period and the last day of such period.

      2. AWARD. In order to encourage the Participant's contribution to the successful performance of the Company, and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on August 19, 1999 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of Grant a total of
 36,000 shares of Common Stock, pursuant to the Plan, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock").

      3. RESTRICTIONS ON TRANSFER. The shares of Restricted Stock granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant until said shares shall have become vested and not otherwise subject to forfeiture (and restrictions terminated thereon) in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of shares of Restricted Stock shall be referred to herein as the "Restricted Period" as to those shares of stock.) The Restricted Stock awarded hereunder shall be divided into three tranches, of an equal number of shares, with Tranche A containing 12,000 shares, Tranche B containing 12,000 shares and Tranche C containing 12,000 shares. The shares of Restricted Stock shall be treated as described below for purposes of forfeiture, vesting and other terms and conditions of this Agreement:

      (a) TRANCHE A: The shares of Restricted Stock in Tranche A shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock ("Company Performance") for the 52-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 14, 2000 is not positive, all of Tranche A shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999, to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 14, 2000.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

99-IPR (3 of 7)

      (b) TRANCHE B: The shares of Restricted Stock in Tranche B shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 104-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 13, 2001 is not positive, all of Tranche B shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 13, 2001.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

      (c) TRANCHE C: The shares of Restricted Stock in Tranche C shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 156-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 12, 2002 is not positive, all of Tranche C shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 12, 2002.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

      (d) VESTING OF COMMON STOCK: The shares of Tranche A Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph (a) above, shall vest 25% on July 13, 2001, 25% on July 12, 2002, 25% on July 11, 2003 and a final 25% on July 9, 2004. The shares of Tranche B Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph
(b) above, shall vest 25% on July 12, 2002, 25% on July 11, 2003, 25% on July 9, 2004 and a final 25% on July 8, 2005. The shares of Tranche C Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph
(c) above, shall vest 25% on July 11, 2003, 25% on July 9, 2004, 25% on July 8, 2005 and a final 25% on July 7, 2006. The determination of Company Performance, Peer Group Companies Performance and the percentage of Restricted Stock forfeited shall be certified to by the Committee prior to the removal of any restrictions with respect to the Restricted Stock. Upon termination of a Participant's employment

99-IPR (4 of 7)

(with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in Sections 3(f) and 3(g)), all Restricted Stock for which the conditions of the applicable provisions of paragraphs (a), (b) or (c) and this paragraph (d) have not been satisfied as of the date of such termination of employment shall be forfeited.

      (e) TAX REIMBURSEMENT: Within 10 days after the expiration of the Restricted Period with respect to a particular share of Restricted Stock, the Company shall pay to the Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Restricted Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United States income tax. No United States state (or equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers. Subject to Section 3(f), in the event a Participant sells any share of Restricted Stock within three years after expiration of the Restricted Period with respect to such Restricted Stock, the Participant shall immediately pay to the Company the amount of the tax assistance payment previously received by the Participant from the Company with respect to such share.

      (f) EFFECT OF CHANGE IN CONT: In the event a Change in Control occurs prior to the time that the conditions of the applicable paragraph (a), (b) or
(c) above have been satisfied with respect to a share of Restricted Stock, upon such Change in Control, such conditions shall be deemed to have been satisfied with respect to such share of Restricted Stock, provided that such share has not theretofore been forfeited. Vesting of shares of Restricted Stock described in this paragraph (and any substitute security, and/or cash component distributed in connection with a Change in Control) shall occur at the soonest of:

      (i)   the applicable dates specified in paragraph (d),

      (ii) the date that the Company or any successor to the Company terminates the Participant's employment for any reason on or after a Change in Control,

      (iii) the date that Participant's total annual compensation (including salary, bonuses, long and short term incentives, deferred compensation and award of stock options, as well as all other benefits in force at the time of a Change in Control) is reduced, or the Participant's scope of work responsibility is reduced, or the Participant is requested to relocate from his place of employment with the Company, in each case, on or after a Change in Control, or

      (iv) the date that is two years after the date of a Change in Control.

99-IPR (5 of 7)

      The tax assistance payments shall be made with respect to each vesting of share and/or cash distribution within 10 days thereafter.

      (g) EFFECT OF DEATH OR DISABILITY. In the event of the death or Disability of the Participant while employed by the Company or any successor to the Company, the conditions of the applicable of paragraphs (a), (b) or (c) and paragraph (d) with respect to any shares of Restricted Stock not previously forfeited by the Participant shall be deemed immediately satisfied and tax assistance payments shall be made by Company to Participants with respect to such event within 30 days thereafter.

      (h) DIVIDENDS: Dividends (other than dividends in capital stock) with respect to shares of Restricted Stock shall be paid to the Participant without regard to the restrictions otherwise applicable to such shares. Dividends in capital stock of the Company or any successor to the Company shall accumulate and be associated with the Restricted Stock to which they relate and shall vest at the time such Restricted Stock vests.

      (i) VOTING OF COMMON STOCK: A Participant shall have the right to exercise any voting rights appurtenant to Restricted Stock without regard to any restrictions otherwise imposed by reason of this Agreement.

      (j) INTERPRETATION OF MARKET DECLINES. In the event, for any 52-week period, the Peer Group Companies Performance is negative, the tables in Sections 3(a), 3(b) and 3(c) shall be interpreted such that (i) a relative performance of 87 1/2% shall mean the Company Performance (in terms of a decline in Closing Stock Price) declined 112 1/2% compared to the Peer Group Companies Performance,
(ii) a relative performance of 75% shall mean the Company Performance declined 125% compared to the Peer Group Companies Performance and (iii) a relative performance of 50% shall mean the Company Performance declined 150% compared to the Peer Group Companies Performance. For example, if Peer Group Companies Performance change is a negative 10% (an average decline of 10%), and Company Performance declined 15%, 84% of Tranche A, B or C, as the case may be, would be forfeited.

      4. CODE SECTION 83(B) ELECTION. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock in respect of this award of Restricted Stock on the Date of Grant.

      5. SALE OF RESTRICTED STOCK. The Participant shall not sell Restricted Stock except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock for his own account and not with a view to the distribution thereof.

      6. ESCROW OF CERTIFICATES. The certificates representing shares of Restricted Stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed by the Participant in blank, with the Corporate Secretary of the Company during the Restricted Period. Each such certificate shall bear a legend as provided by the Company, conspicuously referring to the terms, conditions and restrictions described in the Plan and in this Agreement. Subject to the provisions of Section 7 below, upon termination of the Restricted Period with respect to shares of Restricted Stock, a certificate representing such shares shall be delivered to the Participant as promptly as practicable following such termination.

      7. WITHHOLDING OF TAXES. No certificates representing the shares of Restricted Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 8 below) remits to the Company the amount of all federal, state and other

99-IPR (6 of 7)

governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

      8. BENEFICIARY DESIGNATIONS. The Participant may file with the Corporate Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any dispute, the Company shall be fully protected and discharged of its obligations under this Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

      9. LIMITATION OF RIGHTS. Nothing in this Agreement or the Plan shall be construed to:

      (a) give the Participant any right to be awarded any Restricted Stock other than in the sole discretion of the Committee;

      (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

      (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

      10. NONALIENATION OF BENEFITS. Except as contemplated by Section 8 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant or his Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by Section 8 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

      11. PREREQUISITES TO BENEFITS. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

      12. RIGHTS AS A STOCKHOLDER. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Restricted Stock once such shares have been registered in his name hereunder.

99-IPR (7 of 7)

      13. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

      14. ADMINISTRATION. Prior to a Change in Control, the Committee shall have sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of the Committee shall be final and binding on the Participant and the Company except in the case of bad faith or willful misconduct. After a Change in Control, those individuals who comprised the Committee immediately prior to the Change in Control shall have the sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of a majority of these individuals shall be final and binding on the Participant and the Company and its successors except in the case of bad faith or willful misconduct.

      15. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

      16. GENDER AND NUMBER. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

          This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

          Dated: August 19, 1999.

                                    OCEANEERING INTERNATIONAL, INC.

                                    By   /s/  JOHN R. HUFF
                                        John R. Huff
                                        Chief Executive Officer

The undersigned Participant accepts
the Restricted Stock subject to all
the terms of this Agreement.

   /s/ GEORGE R. HAUBENREICH, JR.

99-IPR (1 of 7)

NO.   P-105                                                   36,000    SHARES
      -----                                                 -----------

                         OCEANEERING INTERNATIONAL, INC.
                 1999 RESTRICTED STOCK AWARD INCENTIVE AGREEMENT

      THIS AGREEMENT is made as of the date set forth on the signature page hereof, between Oceaneering International, Inc., a Delaware corporation (the "Company"), and MARVIN J. MIGURA (the "Participant"). Except as defined herein, capitalized terms shall have the same meaning ascribed to them under the 1999 Incentive Plan of Oceaneering International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

      1. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

      (a) "Change in Control" means, with respect to the Company, if (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company. Without limiting the foregoing, no "Change of Control" shall be deemed to have taken place for the purposes of this Agreement, if a person or persons is appointed or elected as a member(s) of the Board as a result of or in connection with a Transaction or other event unless item (i) or (ii) above shall also have occurred.

      (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

      (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.

      (d) "Peer Group Companies" means, Cal Dive International, Inc., Coflexip, S.A. (ADR), Global Industries Ltd., Halliburton Company, McDermott International, Inc., Offshore Logistics, Inc., Stolt Comex Seaway S.A., and Tidewater, Inc. In the event any of such companies (i) shall cease to have its common stock listed on a national securities exchange or quoted in the NASDAQ National Market System, or (ii) in the sole discretion of the Committee, shall be so changed as a

99-IPR (2 of 7)

result of any merger, acquisition or other transaction that it no longer is appropriate to include such company as one of the Peer Group Companies, then the Peer Group Companies shall thereafter not include such company for purposes of calculating any forfeiture of Restricted Stock under this Agreement.

      (e) "Peer Group Companies Performance" for any 52-week period contemplated in Section 3 of this Agreement means, the arithmetic average of the changes in Closing Stock Price for each of the Peer Group Companies between the first day of such period and the last day of such period.

      2. AWARD. In order to encourage the Participant's contribution to the successful performance of the Company, and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on August 19, 1999 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of Grant a total of
 36,000 shares of Common Stock, pursuant to the Plan, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock").

      3. RESTRICTIONS ON TRANSFER. The shares of Restricted Stock granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant until said shares shall have become vested and not otherwise subject to forfeiture (and restrictions terminated thereon) in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of shares of Restricted Stock shall be referred to herein as the "Restricted Period" as to those shares of stock.) The Restricted Stock awarded hereunder shall be divided into three tranches, of an equal number of shares, with Tranche A containing 12,000 shares, Tranche B containing 12,000 shares and Tranche C containing 12,000 shares. The shares of Restricted Stock shall be treated as described below for purposes of forfeiture, vesting and other terms and conditions of this Agreement:

      (a) TRANCHE A: The shares of Restricted Stock in Tranche A shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock ("Company Performance") for the 52-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 14, 2000 is not positive, all of Tranche A shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999, to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 14, 2000.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

99-IPR (3 of 7)

      (b) TRANCHE B: The shares of Restricted Stock in Tranche B shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 104-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 13, 2001 is not positive, all of Tranche B shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 13, 2001. Percentage of Company Performance as Percentage Restricted Stock OF PEER GROUP COMPANIES PERFORMANCE FORFEITED

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

      (c) TRANCHE C: The shares of Restricted Stock in Tranche C shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 156-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 12, 2002 is not positive, all of Tranche C shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 12, 2002.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

      (d) VESTING OF COMMON STOCK: The shares of Tranche A Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph (a) above, shall vest 25% on July 13, 2001, 25% on July 12, 2002, 25% on July 11, 2003 and a final 25% on July 9, 2004. The shares of Tranche B Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph
(b) above, shall vest 25% on July 12, 2002, 25% on July 11, 2003, 25% on July 9, 2004 and a final 25% on July 8, 2005. The shares of Tranche C Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph
(c) above, shall vest 25% on July 11, 2003, 25% on July 9, 2004, 25% on July 8, 2005 and a final 25% on July 7, 2006. The determination of Company Performance, Peer Group Companies Performance and the percentage of Restricted Stock forfeited shall be certified to by the Committee prior to the removal of any restrictions with respect to the Restricted Stock. Upon termination of a Participant's employment

99-IPR (4 of 7)

(with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in Sections 3(f) and 3(g)), all Restricted Stock for which the conditions of the applicable provisions of paragraphs (a), (b) or (c) and this paragraph (d) have not been satisfied as of the date of such termination of employment shall be forfeited.

      (e) TAX REIMBURSEMENT: Within 10 days after the expiration of the Restricted Period with respect to a particular share of Restricted Stock, the Company shall pay to the Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Restricted Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United States income tax. No United States state (or equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers. Subject to Section 3(f), in the event a Participant sells any share of Restricted Stock within three years after expiration of the Restricted Period with respect to such Restricted Stock, the Participant shall immediately pay to the Company the amount of the tax assistance payment previously received by the Participant from the Company with respect to such share.

      (f) EFFECT OF CHANGE IN CONT: In the event a Change in Control occurs prior to the time that the conditions of the applicable paragraph (a), (b) or
(c) above have been satisfied with respect to a share of Restricted Stock, upon such Change in Control, such conditions shall be deemed to have been satisfied with respect to such share of Restricted Stock, provided that such share has not theretofore been forfeited. Vesting of shares of Restricted Stock described in this paragraph (and any substitute security, and/or cash component distributed in connection with a Change in Control) shall occur at the soonest of:

      (i)   the applicable dates specified in paragraph (d),

      (ii) the date that the Company or any successor to the Company terminates the Participant's employment for any reason on or after a Change in Control,

      (iii) the date that Participant's total annual compensation (including salary, bonuses, long and short term incentives, deferred compensation and award of stock options, as well as all other benefits in force at the time of a Change in Control) is reduced, or the Participant's scope of work responsibility is reduced, or the Participant is requested to relocate from his place of employment with the Company, in each case, on or after a Change in Control, or

      (iv) the date that is two years after the date of a Change in Control.

99-IPR (5 of 7)

      The tax assistance payments shall be made with respect to each vesting of share and/or cash distribution within 10 days thereafter.

      (g) EFFECT OF DEATH OR DISABILITY. In the event of the death or Disability of the Participant while employed by the Company or any successor to the Company, the conditions of the applicable of paragraphs (a), (b) or (c) and paragraph (d) with respect to any shares of Restricted Stock not previously forfeited by the Participant shall be deemed immediately satisfied and tax assistance payments shall be made by Company to Participants with respect to such event within 30 days thereafter.

      (h) DIVIDENDS: Dividends (other than dividends in capital stock) with respect to shares of Restricted Stock shall be paid to the Participant without regard to the restrictions otherwise applicable to such shares. Dividends in capital stock of the Company or any successor to the Company shall accumulate and be associated with the Restricted Stock to which they relate and shall vest at the time such Restricted Stock vests.

      (i) VOTING OF COMMON STOCK: A Participant shall have the right to exercise any voting rights appurtenant to Restricted Stock without regard to any restrictions otherwise imposed by reason of this Agreement.

      (j) INTERPRETATION OF MARKET DECLINES. In the event, for any 52-week period, the Peer Group Companies Performance is negative, the tables in Sections 3(a), 3(b) and 3(c) shall be interpreted such that (i) a relative performance of 87 1/2% shall mean the Company Performance (in terms of a decline in Closing Stock Price) declined 112 1/2% compared to the Peer Group Companies Performance,
(ii) a relative performance of 75% shall mean the Company Performance declined 125% compared to the Peer Group Companies Performance and (iii) a relative performance of 50% shall mean the Company Performance declined 150% compared to the Peer Group Companies Performance. For example, if Peer Group Companies Performance change is a negative 10% (an average decline of 10%), and Company Performance declined 15%, 84% of Tranche A, B or C, as the case may be, would be forfeited.

      4. CODE SECTION 83(B) ELECTION. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock in respect of this award of Restricted Stock on the Date of Grant.

      5. SALE OF RESTRICTED STOCK. The Participant shall not sell Restricted Stock except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock for his own account and not with a view to the distribution thereof.

      6. ESCROW OF CERTIFICATES. The certificates representing shares of Restricted Stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed by the Participant in blank, with the Corporate Secretary of the Company during the Restricted Period. Each such certificate shall bear a legend as provided by the Company, conspicuously referring to the terms, conditions and restrictions described in the Plan and in this Agreement. Subject to the provisions of Section 7 below, upon termination of the Restricted Period with respect to shares of Restricted Stock, a certificate representing such shares shall be delivered to the Participant as promptly as practicable following such termination.

      7. WITHHOLDING OF TAXES. No certificates representing the shares of Restricted Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 8 below) remits to the Company the amount of all federal, state and other

99-IPR (6 of 7)

governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

      8. BENEFICIARY DESIGNATIONS. The Participant may file with the Corporate Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any dispute, the Company shall be fully protected and discharged of its obligations under this Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

      9. LIMITATION OF RIGHTS. Nothing in this Agreement or the Plan shall be construed to:

      (a) give the Participant any right to be awarded any Restricted Stock other than in the sole discretion of the Committee;

      (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

      (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

      10. NONALIENATION OF BENEFITS. Except as contemplated by Section 8 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant or his Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by Section 8 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

      11. PREREQUISITES TO BENEFITS. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

      12. RIGHTS AS A STOCKHOLDER. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Restricted Stock once such shares have been registered in his name hereunder.

99-IPR (7 of 7)

      13. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the enefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

      14. ADMINISTRATION. Prior to a Change in Control, the Committee shall have sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of the Committee shall be final and binding on the Participant and the Company except in the case of bad faith or willful misconduct. After a Change in Control, those individuals who comprised the Committee immediately prior to the Change in Control shall have the sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of a majority of these individuals shall be final and binding on the Participant and the Company and its successors except in the case of bad faith or willful misconduct.

      15. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

      16. GENDER AND NUMBER. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

          This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

          Dated: August 19, 1999.

                                    OCEANEERING INTERNATIONAL, INC.

                                    By  /s/  GEORGE R. HAUBENREICH, JR.
                                        George R. Haubenreich, Jr.
                                        Senior Vice President,
                                        General Counsel and Secretary

The undersigned Participant accepts
the Restricted Stock subject to all
the terms of this Agreement.

   /s/ MARVIN J. MIGURA

99-IPR (1 of 7)

NO.   P-107                                                   24,000    SHARES
      -----                                                  ----------

                         OCEANEERING INTERNATIONAL, INC.
                 1999 RESTRICTED STOCK AWARD INCENTIVE AGREEMENT

      THIS AGREEMENT is made as of the date set forth on the signature page hereof, between Oceaneering International, Inc., a Delaware corporation (the "Company"), and BRUCE CRAGER (the "Participant"). Except as defined herein, capitalized terms shall have the same meaning ascribed to them under the 1999 Incentive Plan of Oceaneering International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

      1. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

      (a) "Change in Control" means, with respect to the Company, if (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company. Without limiting the foregoing, no "Change of Control" shall be deemed to have taken place for the purposes of this Agreement, if a person or persons is appointed or elected as a member(s) of the Board as a result of or in connection with a Transaction or other event unless item (i) or (ii) above shall also have occurred.

      (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

      (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.

      (d) "Peer Group Companies" means, Cal Dive International, Inc., Coflexip, S.A. (ADR), Global Industries Ltd., Halliburton Company, McDermott International, Inc., Offshore Logistics, Inc., Stolt Comex Seaway S.A., and Tidewater, Inc. In the event any of such companies (i) shall cease to have its common stock listed on a national securities exchange or quoted in the NASDAQ National Market System, or (ii) in the sole discretion of the Committee, shall be so changed as a

99-IPR (2 of 7)

result of any merger, acquisition or other transaction that it no longer is appropriate to include such company as one of the Peer Group Companies, then the Peer Group Companies shall thereafter not include such company for purposes of calculating any forfeiture of Restricted Stock under this Agreement.

      (e) "Peer Group Companies Performance" for any 52-week period contemplated in Section 3 of this Agreement means, the arithmetic average of the changes in Closing Stock Price for each of the Peer Group Companies between the first day of such period and the last day of such period.

      2. AWARD. In order to encourage the Participant's contribution to the successful performance of the Company, and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on August 19, 1999 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of Grant a total of
 24,000 shares of Common Stock, pursuant to the Plan, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock").

      3. RESTRICTIONS ON TRANSFER. The shares of Restricted Stock granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant until said shares shall have become vested and not otherwise subject to forfeiture (and restrictions terminated thereon) in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of shares of Restricted Stock shall be referred to herein as the "Restricted Period" as to those shares of stock.) The Restricted Stock awarded hereunder shall be divided into three tranches, of an equal number of shares, with Tranche A containing 8,000 shares, Tranche B containing 8,000 shares and Tranche C containing 8,000 shares. The shares of Restricted Stock shall be treated as described below for purposes of forfeiture, vesting and other terms and conditions of this Agreement:

      (a) TRANCHE A: The shares of Restricted Stock in Tranche A shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock ("Company Performance") for the 52-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 14, 2000 is not positive, all of Tranche A shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999, to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 14, 2000.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

99-IPR (3 of 7)

      (b) TRANCHE B: The shares of Restricted Stock in Tranche B shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 104-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 13, 2001 is not positive, all of Tranche B shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 13, 2001. Percentage of Company Performance as Percentage Restricted Stock OF PEER GROUP COMPANIES PERFORMANCE FORFEITED

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

      (c) TRANCHE C: The shares of Restricted Stock in Tranche C shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 156-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 12, 2002 is not positive, all of Tranche C shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 12, 2002.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

      (d) VESTING OF COMMON STOCK: The shares of Tranche A Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph (a) above, shall vest 25% on July 13, 2001, 25% on July 12, 2002, 25% on July 11, 2003 and a final 25% on July 9, 2004. The shares of Tranche B Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph
(b) above, shall vest 25% on July 12, 2002, 25% on July 11, 2003, 25% on July 9, 2004 and a final 25% on July 8, 2005. The shares of Tranche C Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph
(c) above, shall vest 25% on July 11, 2003, 25% on July 9, 2004, 25% on July 8, 2005 and a final 25% on July 7, 2006. The determination of Company Performance, Peer Group Companies Performance and the percentage of Restricted Stock forfeited shall be certified to by the Committee prior to the removal of any restrictions with respect to the Restricted Stock. Upon termination of a Participant's employment

99-IPR (4 of 7)

(with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in Sections 3(f) and 3(g)), all Restricted Stock for which the conditions of the applicable provisions of paragraphs (a), (b) or (c) and this paragraph (d) have not been satisfied as of the date of such termination of employment shall be forfeited.

      (e) TAX REIMBURSEMENT: Within 10 days after the expiration of the Restricted Period with respect to a particular share of Restricted Stock, the Company shall pay to the Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Restricted Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United States income tax. No United States state (or equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers. Subject to Section 3(f), in the event a Participant sells any share of Restricted Stock within three years after expiration of the Restricted Period with respect to such Restricted Stock, the Participant shall immediately pay to the Company the amount of the tax assistance payment previously received by the Participant from the Company with respect to such share.

      (f) EFFECT OF CHANGE IN CONT: In the event a Change in Control occurs prior to the time that the conditions of the applicable paragraph (a), (b) or
(c) above have been satisfied with respect to a share of Restricted Stock, upon such Change in Control, such conditions shall be deemed to have been satisfied with respect to such share of Restricted Stock, provided that such share has not theretofore been forfeited. Vesting of shares of Restricted Stock described in this paragraph (and any substitute security, and/or cash component distributed in connection with a Change in Control) shall occur at the soonest of:

      (i)   the applicable dates specified in paragraph (d),

      (ii) the date that the Company or any successor to the Company terminates the Participant's employment for any reason on or after a Change in Control,

      (iii) the date that Participant's total annual compensation (including salary, bonuses, long and short term incentives, deferred compensation and award of stock options, as well as all other benefits in force at the time of a Change in Control) is reduced, or the Participant's scope of work responsibility is reduced, or the Participant is requested to relocate from his place of employment with the Company, in each case, on or after a Change in Control, or

      (iv) the date that is two years after the date of a Change in Control.

99-IPR (5 of 7)

      The tax assistance payments shall be made with respect to each vesting of share and/or cash distribution within 10 days thereafter.

      (g) EFFECT OF DEATH OR DISABILITY. In the event of the death or Disability of the Participant while employed by the Company or any successor to the Company, the conditions of the applicable of paragraphs (a), (b) or (c) and paragraph (d) with respect to any shares of Restricted Stock not previously forfeited by the Participant shall be deemed immediately satisfied and tax assistance payments shall be made by Company to Participants with respect to such event within 30 days thereafter.

      (h) DIVIDENDS: Dividends (other than dividends in capital stock) with respect to shares of Restricted Stock shall be paid to the Participant without regard to the restrictions otherwise applicable to such shares. Dividends in capital stock of the Company or any successor to the Company shall accumulate and be associated with the Restricted Stock to which they relate and shall vest at the time such Restricted Stock vests.

      (i) VOTING OF COMMON STOCK: A Participant shall have the right to exercise any voting rights appurtenant to Restricted Stock without regard to any restrictions otherwise imposed by reason of this Agreement.

      (j) INTERPRETATION OF MARKET DECLINES. In the event, for any 52-week period, the Peer Group Companies Performance is negative, the tables in Sections 3(a), 3(b) and 3(c) shall be interpreted such that (i) a relative performance of 87 1/2% shall mean the Company Performance (in terms of a decline in Closing Stock Price) declined 112 1/2% compared to the Peer Group Companies Performance,
(ii) a relative performance of 75% shall mean the Company Performance declined 125% compared to the Peer Group Companies Performance and (iii) a relative performance of 50% shall mean the Company Performance declined 150% compared to the Peer Group Companies Performance. For example, if Peer Group Companies Performance change is a negative 10% (an average decline of 10%), and Company Performance declined 15%, 84% of Tranche A, B or C, as the case may be, would be forfeited.

      4. CODE SECTION 83(B) ELECTION. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock in respect of this award of Restricted Stock on the Date of Grant.

      5. SALE OF RESTRICTED STOCK. The Participant shall not sell Restricted Stock except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock for his own account and not with a view to the distribution thereof.

      6. ESCROW OF CERTIFICATES. The certificates representing shares of Restricted Stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed by the Participant in blank, with the Corporate Secretary of the Company during the Restricted Period. Each such certificate shall bear a legend as provided by the Company, conspicuously referring to the terms, conditions and restrictions described in the Plan and in this Agreement. Subject to the provisions of Section 7 below, upon termination of the Restricted Period with respect to shares of Restricted Stock, a certificate representing such shares shall be delivered to the Participant as promptly as practicable following such termination.

      7. WITHHOLDING OF TAXES. No certificates representing the shares of Restricted Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 8 below) remits to the Company the amount of all federal, state and other

99-IPR (6 of 7)

governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

      8. BENEFICIARY DESIGNATIONS. The Participant may file with the Corporate Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any dispute, the Company shall be fully protected and discharged of its obligations under this Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

      9. LIMITATION OF RIGHTS. Nothing in this Agreement or the Plan shall be construed to:

      (a) give the Participant any right to be awarded any Restricted Stock other than in the sole discretion of the Committee;

      (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

      (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

      10. NONALIENATION OF BENEFITS. Except as contemplated by Section 8 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant or his Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by Section 8 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

      11. PREREQUISITES TO BENEFITS. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

      12. RIGHTS AS A STOCKHOLDER. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Restricted Stock once such shares have been registered in his name hereunder.

99-IPR (7 of 7)

      13. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

      14. ADMINISTRATION. Prior to a Change in Control, the Committee shall have sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of the Committee shall be final and binding on the Participant and the Company except in the case of bad faith or willful misconduct. After a Change in Control, those individuals who comprised the Committee immediately prior to the Change in Control shall have the sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of a majority of these individuals shall be final and binding on the Participant and the Company and its successors except in the case of bad faith or willful misconduct.

      15. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

      16. GENDER AND NUMBER. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

          This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

          Dated: August 19, 1999.

                                    OCEANEERING INTERNATIONAL, INC.

                                    By   /s/ GEORGE R. HAUBENREICH, JR.
                                        George R. Haubenreich, Jr.
                                        Sr. Vice President, General Counsel
                                        and Secretary

The undersigned Participant accepts
the Restricted Stock subject to all
the terms of this Agreement.

    /s/ BRUCE CRAGER

99-IPR (1 of 7)

NO.   P-115                                                    9,000    SHARES
      -----                                                   ---------

                         OCEANEERING INTERNATIONAL, INC.
                 1999 RESTRICTED STOCK AWARD INCENTIVE AGREEMENT

      THIS AGREEMENT is made as of the date set forth on the signature page hereof, between Oceaneering International, Inc., a Delaware corporation (the "Company"), and JOHN L. ZACHARY (the "Participant"). Except as defined herein, capitalized terms shall have the same meaning ascribed to them under the 1999 Incentive Plan of Oceaneering International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

      1. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

      (a) "Change in Control" means, with respect to the Company, if (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company. Without limiting the foregoing, no "Change of Control" shall be deemed to have taken place for the purposes of this Agreement, if a person or persons is appointed or elected as a member(s) of the Board as a result of or in connection with a Transaction or other event unless item (i) or (ii) above shall also have occurred.

      (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

      (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.

      (d) "Peer Group Companies" means, Cal Dive International, Inc., Coflexip, S.A. (ADR), Global Industries Ltd., Halliburton Company, McDermott International, Inc., Offshore Logistics, Inc., Stolt Comex Seaway S.A., and Tidewater, Inc. In the event any of such companies (i) shall cease to have its common stock listed on a national securities exchange or quoted in the NASDAQ National Market System, or (ii) in the sole discretion of the Committee, shall be so changed as a

99-IPR (2 of 7)

result of any merger, acquisition or other transaction that it no longer is appropriate to include such company as one of the Peer Group Companies, then the Peer Group Companies shall thereafter not include such company for purposes of calculating any forfeiture of Restricted Stock under this Agreement.

      (e) "Peer Group Companies Performance" for any 52-week period contemplated in Section 3 of this Agreement means, the arithmetic average of the changes in Closing Stock Price for each of the Peer Group Companies between the first day of such period and the last day of such period.

      2. AWARD. In order to encourage the Participant's contribution to the successful performance of the Company, and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on August 19, 1999 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of Grant a total of
 9,000 shares of Common Stock, pursuant to the Plan, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock").

      3. RESTRICTIONS ON TRANSFER. The shares of Restricted Stock granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant until said shares shall have become vested and not otherwise subject to forfeiture (and restrictions terminated thereon) in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of shares of Restricted Stock shall be referred to herein as the "Restricted Period" as to those shares of stock.) The Restricted Stock awarded hereunder shall be divided into three tranches, of an equal number of shares, with Tranche A containing 3,000 shares, Tranche B containing 3,000 shares and Tranche C containing 3,000 shares. The shares of Restricted Stock shall be treated as described below for purposes of forfeiture, vesting and other terms and conditions of this Agreement:

      (a) TRANCHE A: The shares of Restricted Stock in Tranche A shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock ("Company Performance") for the 52-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 14, 2000 is not positive, all of Tranche A shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999, to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 14, 2000.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

99-IPR (3 of 7)

      (b) TRANCHE B: The shares of Restricted Stock in Tranche B shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 104-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 13, 2001 is not positive, all of Tranche B shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 13, 2001.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

      (c) TRANCHE C: The shares of Restricted Stock in Tranche C shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 156-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 12, 2002 is not positive, all of Tranche C shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 12, 2002.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

      (d) VESTING OF COMMON STOCK: The shares of Tranche A Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph (a) above, shall vest 25% on July 13, 2001, 25% on July 12, 2002, 25% on July 11, 2003 and a final 25% on July 9, 2004. The shares of Tranche B Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph
(b) above, shall vest 25% on July 12, 2002, 25% on July 11, 2003, 25% on July 9, 2004 and a final 25% on July 8, 2005. The shares of Tranche C Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph
(c) above, shall vest 25% on July 11, 2003, 25% on July 9, 2004, 25% on July 8, 2005 and a final 25% on July 7, 2006. The determination of Company Performance, Peer Group Companies Performance and the percentage of Restricted Stock forfeited shall be certified to by the Committee prior to the removal of any restrictions with respect to the Restricted Stock. Upon termination of a Participant's employment

99-IPR (4 of 7)

(with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in Sections 3(f) and 3(g)), all Restricted Stock for which the conditions of the applicable provisions of paragraphs (a), (b) or (c) and this paragraph (d) have not been satisfied as of the date of such termination of employment shall be forfeited.

      (e) TAX REIMBURSEMENT: Within 10 days after the expiration of the Restricted Period with respect to a particular share of Restricted Stock, the Company shall pay to the Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Restricted Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United States income tax. No United States state (or equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers. Subject to Section 3(f), in the event a Participant sells any share of Restricted Stock within three years after expiration of the Restricted Period with respect to such Restricted Stock, the Participant shall immediately pay to the Company the amount of the tax assistance payment previously received by the Participant from the Company with respect to such share.

      (f) EFFECT OF CHANGE IN CONT: In the event a Change in Control occurs prior to the time that the conditions of the applicable paragraph (a), (b) or
(c) above have been satisfied with respect to a share of Restricted Stock, upon such Change in Control, such conditions shall be deemed to have been satisfied with respect to such share of Restricted Stock, provided that such share has not theretofore been forfeited. Vesting of shares of Restricted Stock described in this paragraph (and any substitute security, and/or cash component distributed in connection with a Change in Control) shall occur at the soonest of:

      (i)   the applicable dates specified in paragraph (d),

      (ii) the date that the Company or any successor to the Company terminates the Participant's employment for any reason on or after a Change in Control,

      (iii) the date that Participant's total annual compensation (including salary, bonuses, long and short term incentives, deferred compensation and award of stock options, as well as all other benefits in force at the time of a Change in Control) is reduced, or the Participant's scope of work responsibility is reduced, or the Participant is requested to relocate from his place of employment with the Company, in each case, on or after a Change in Control, or

      (iv) the date that is two years after the date of a Change in Control.

99-IPR (5 of 7)

      The tax assistance payments shall be made with respect to each vesting of share and/or cash distribution within 10 days thereafter.

      (g) EFFECT OF DEATH OR DISABILITY. In the event of the death or Disability of the Participant while employed by the Company or any successor to the Company, the conditions of the applicable of paragraphs (a), (b) or (c) and paragraph (d) with respect to any shares of Restricted Stock not previously forfeited by the Participant shall be deemed immediately satisfied and tax assistance payments shall be made by Company to Participants with respect to such event within 30 days thereafter.

      (h) DIVIDENDS: Dividends (other than dividends in capital stock) with respect to shares of Restricted Stock shall be paid to the Participant without regard to the restrictions otherwise applicable to such shares. Dividends in capital stock of the Company or any successor to the Company shall accumulate and be associated with the Restricted Stock to which they relate and shall vest at the time such Restricted Stock vests.

      (i) VOTING OF COMMON STOCK: A Participant shall have the right to exercise any voting rights appurtenant to Restricted Stock without regard to any restrictions otherwise imposed by reason of this Agreement.

      (j) INTERPRETATION OF MARKET DECLINES. In the event, for any 52-week period, the Peer Group Companies Performance is negative, the tables in Sections 3(a), 3(b) and 3(c) shall be interpreted such that (i) a relative performance of 87 1/2% shall mean the Company Performance (in terms of a decline in Closing Stock Price) declined 112 1/2% compared to the Peer Group Companies Performance,
(ii) a relative performance of 75% shall mean the Company Performance declined 125% compared to the Peer Group Companies Performance and (iii) a relative performance of 50% shall mean the Company Performance declined 150% compared to the Peer Group Companies Performance. For example, if Peer Group Companies Performance change is a negative 10% (an average decline of 10%), and Company Performance declined 15%, 84% of Tranche A, B or C, as the case may be, would be forfeited.

      4. CODE SECTION 83(B) ELECTION. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock in respect of this award of Restricted Stock on the Date of Grant.

      5. SALE OF RESTRICTED STOCK. The Participant shall not sell Restricted Stock except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock for his own account and not with a view to the distribution thereof.

      6. ESCROW OF CERTIFICATES. The certificates representing shares of Restricted Stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed by the Participant in blank, with the Corporate Secretary of the Company during the Restricted Period. Each such certificate shall bear a legend as provided by the Company, conspicuously referring to the terms, conditions and restrictions described in the Plan and in this Agreement. Subject to the provisions of Section 7 below, upon termination of the Restricted Period with respect to shares of Restricted Stock, a certificate representing such shares shall be delivered to the Participant as promptly as practicable following such termination.

      7. WITHHOLDING OF TAXES. No certificates representing the shares of Restricted Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 8 below) remits to the Company the amount of all federal, state and other

99-IPR (6 of 7)

governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

      8. BENEFICIARY DESIGNATIONS. The Participant may file with the Corporate Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any dispute, the Company shall be fully protected and discharged of its obligations under this Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

      9. LIMITATION OF RIGHTS. Nothing in this Agreement or the Plan shall be construed to:

      (a) give the Participant any right to be awarded any Restricted Stock other than in the sole discretion of the Committee;

      (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

      (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

      10. NONALIENATION OF BENEFITS. Except as contemplated by Section 8 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant or his Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by Section 8 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

      11. PREREQUISITES TO BENEFITS. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

      12. RIGHTS AS A STOCKHOLDER. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Restricted Stock once such shares have been registered in his name hereunder.

99-IPR (7 of 7)

      13. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

      14. ADMINISTRATION. Prior to a Change in Control, the Committee shall have sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of the Committee shall be final and binding on the Participant and the Company except in the case of bad faith or willful misconduct. After a Change in Control, those individuals who comprised the Committee immediately prior to the Change in Control shall have the sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of a majority of these individuals shall be final and binding on the Participant and the Company and its successors except in the case of bad faith or willful misconduct.

      15. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

      16. GENDER AND NUMBER. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

          This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

          Dated: August 19, 1999.

                                    OCEANEERING INTERNATIONAL, INC.

                                    By  /s/ GEORGE R. HAUBENREICH, JR.
                                        George R. Haubenreich, Jr.
                                        Sr. Vice President, General Counsel
                                        and Secretary

The undersigned Participant accepts
the Restricted Stock subject to all
the terms of this Agreement.

    /s/ JOHN L. ZACHARY

99-IPR (1 of 7)

NO.   P-101                                                  150,000    SHARES
      -----                                                 -----------

                         OCEANEERING INTERNATIONAL, INC.
                 1999 RESTRICTED STOCK AWARD INCENTIVE AGREEMENT

      THIS AGREEMENT is made as of the date set forth on the signature page hereof, between Oceaneering International, Inc., a Delaware corporation (the "Company"), and JOHN R. HUFF (the "Participant"). Except as defined herein, capitalized terms shall have the same meaning ascribed to them under the 1999 Incentive Plan of Oceaneering International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

      1. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

      (a) "Change in Control" means, with respect to the Company, if (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company. Without limiting the foregoing, no "Change of Control" shall be deemed to have taken place for the purposes of this Agreement, if a person or persons is appointed or elected as a member(s) of the Board as a result of or in connection with a Transaction or other event unless item (i) or (ii) above shall also have occurred.

      (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

      (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.

      (d) "Peer Group Companies" means, Cal Dive International, Inc., Coflexip, S.A. (ADR), Global Industries Ltd., Halliburton Company, McDermott International, Inc., Offshore Logistics, Inc., Stolt Comex Seaway S.A., and Tidewater, Inc. In the event any of such companies (i) shall cease to have its common stock listed on a national securities exchange or quoted in the NASDAQ National Market System, or (ii) in the sole discretion of the Committee, shall be so changed as a

99-IPR (2 of 7)

result of any merger, acquisition or other transaction that it no longer is appropriate to include such company as one of the Peer Group Companies, then the Peer Group Companies shall thereafter not include such company for purposes of calculating any forfeiture of Restricted Stock under this Agreement.

      (e) "Peer Group Companies Performance" for any 52-week period contemplated in Section 3 of this Agreement means, the arithmetic average of the changes in Closing Stock Price for each of the Peer Group Companies between the first day of such period and the last day of such period.

      2. AWARD. In order to encourage the Participant's contribution to the successful performance of the Company, and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on August 19, 1999 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of Grant a total of
 150,000 shares of Common Stock, pursuant to the Plan, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock").

      3. RESTRICTIONS ON TRANSFER. The shares of Restricted Stock granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant until said shares shall have become vested and not otherwise subject to forfeiture (and restrictions terminated thereon) in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of shares of Restricted Stock shall be referred to herein as the "Restricted Period" as to those shares of stock.) The Restricted Stock awarded hereunder shall be divided into three tranches, of an equal number of shares, with Tranche A containing 50,000 shares, Tranche B containing 50,000 shares and Tranche C containing 50,000 shares. The shares of Restricted Stock shall be treated as described below for purposes of forfeiture, vesting and other terms and conditions of this Agreement:

      (a) TRANCHE A: The shares of Restricted Stock in Tranche A shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock ("Company Performance") for the 52-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 14, 2000 is not positive, all of Tranche A shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999, to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 14, 2000.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

99-IPR (3 of 7)

      (b) TRANCHE B: The shares of Restricted Stock in Tranche B shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 104-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 13, 2001 is not positive, all of Tranche B shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 13, 2001.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                            0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

      (c) TRANCHE C: The shares of Restricted Stock in Tranche C shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 156-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole share of Common Stock); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 12, 2002 is not positive, all of Tranche C shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 16, 1999 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 12, 2002.

                                                             PERCENTAGE OF
       COMPANY PERFORMANCE AS PERCENTAGE                    RESTRICTED STOCK
      OF PEER GROUP COMPANIES PERFORMANCE                      FORFEITED
      -----------------------------------                   ----------------
                  87 1/2%                                          0%
                  75%                                             34%
                  50%                                             84%
                  Less than 50%                                   100%

      (d) VESTING OF COMMON STOCK: The shares of Tranche A Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph (a) above, shall vest 25% on July 13, 2001, 25% on July 12, 2002, 25% on July 11, 2003 and a final 25% on July 9, 2004. The shares of Tranche B Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph
(b) above, shall vest 25% on July 12, 2002, 25% on July 11, 2003, 25% on July 9, 2004 and a final 25% on July 8, 2005. The shares of Tranche C Restricted Stock not forfeited by reason of failure to meet the conditions set forth in paragraph
(c) above, shall vest 25% on July 11, 2003, 25% on July 9, 2004, 25% on July 8, 2005 and a final 25% on July 7, 2006. The determination of Company Performance, Peer Group Companies Performance and the percentage of Restricted Stock forfeited shall be certified to by the Committee prior to the removal of any restrictions with respect to the Restricted Stock. Upon termination of a Participant's employment

99-IPR (4 of 7)

(with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in Sections 3(f) and 3(g)), all Restricted Stock for which the conditions of the applicable provisions of paragraphs (a), (b) or (c) and this paragraph (d) have not been satisfied as of the date of such termination of employment shall be forfeited.

      (e) TAX REIMBURSEMENT: Within 10 days after the expiration of the Restricted Period with respect to a particular share of Restricted Stock, the Company shall pay to the Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Restricted Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United States income tax. No United States state (or equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers. Subject to Section 3(f), in the event a Participant sells any share of Restricted Stock within three years after expiration of the Restricted Period with respect to such Restricted Stock, the Participant shall immediately pay to the Company the amount of the tax assistance payment previously received by the Participant from the Company with respect to such share.

      (f) EFFECT OF CHANGE IN CONT: In the event a Change in Control occurs prior to the time that the conditions of the applicable paragraph (a), (b) or
(c) above have been satisfied with respect to a share of Restricted Stock, upon such Change in Control, such conditions shall be deemed to have been satisfied with respect to such share of Restricted Stock, provided that such share has not theretofore been forfeited. Vesting of shares of Restricted Stock described in this paragraph (and any substitute security, and/or cash component distributed in connection with a Change in Control) shall occur at the soonest of:

      (i)   the applicable dates specified in paragraph (d),

      (ii) the date that the Company or any successor to the Company terminates the Participant's employment for any reason on or after a Change in Control,

      (iii) the date that Participant's total annual compensation (including salary, bonuses, long and short term incentives, deferred compensation and award of stock options, as well as all other benefits in force at the time of a Change in Control) is reduced, or the Participant's scope of work responsibility is reduced, or the Participant is requested to relocate from his place of employment with the Company, in each case, on or after a Change in Control, or

      (iv) the date that is two years after the date of a Change in Control.

99-IPR (5 of 7)

      The tax assistance payments shall be made with respect to each vesting of share and/or cash distribution within 10 days thereafter.

      (g) EFFECT OF DEATH OR DISABILITY. In the event of the death or Disability of the Participant while employed by the Company or any successor to the Company, the conditions of the applicable of paragraphs (a), (b) or (c) and paragraph (d) with respect to any shares of Restricted Stock not previously forfeited by the Participant shall be deemed immediately satisfied and tax assistance payments shall be made by Company to Participants with respect to such event within 30 days thereafter.

      (h) DIVIDENDS: Dividends (other than dividends in capital stock) with respect to shares of Restricted Stock shall be paid to the Participant without regard to the restrictions otherwise applicable to such shares. Dividends in capital stock of the Company or any successor to the Company shall accumulate and be associated with the Restricted Stock to which they relate and shall vest at the time such Restricted Stock vests.

      (i) VOTING OF COMMON STOCK: A Participant shall have the right to exercise any voting rights appurtenant to Restricted Stock without regard to any restrictions otherwise imposed by reason of this Agreement.

      (j) INTERPRETATION OF MARKET DECLINES. In the event, for any 52-week period, the Peer Group Companies Performance is negative, the tables in Sections 3(a), 3(b) and 3(c) shall be interpreted such that (i) a relative performance of 87 1/2% shall mean the Company Performance (in terms of a decline in Closing Stock Price) declined 112 1/2% compared to the Peer Group Companies Performance,
(ii) a relative performance of 75% shall mean the Company Performance declined 125% compared to the Peer Group Companies Performance and (iii) a relative performance of 50% shall mean the Company Performance declined 150% compared to the Peer Group Companies Performance. For example, if Peer Group Companies Performance change is a negative 10% (an average decline of 10%), and Company Performance declined 15%, 84% of Tranche A, B or C, as the case may be, would be forfeited.

      4. CODE SECTION 83(B) ELECTION. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock in respect of this award of Restricted Stock on the Date of Grant.

      5. SALE OF RESTRICTED STOCK. The Participant shall not sell Restricted Stock except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock for his own account and not with a view to the distribution thereof.

      6. ESCROW OF CERTIFICATES. The certificates representing shares of Restricted Stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed by the Participant in blank, with the Corporate Secretary of the Company during the Restricted Period. Each such certificate shall bear a legend as provided by the Company, conspicuously referring to the terms, conditions and restrictions described in the Plan and in this Agreement. Subject to the provisions of Section 7 below, upon termination of the Restricted Period with respect to shares of Restricted Stock, a certificate representing such shares shall be delivered to the Participant as promptly as practicable following such termination.

      7. WITHHOLDING OF TAXES. No certificates representing the shares of Restricted Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 8 below) remits to the Company the amount of all federal, state and other

99-IPR (6 of 7)

governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

      8. BENEFICIARY DESIGNATIONS. The Participant may file with the Corporate Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any dispute, the Company shall be fully protected and discharged of its obligations under this Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

      9. LIMITATION OF RIGHTS. Nothing in this Agreement or the Plan shall be construed to:

      (a) give the Participant any right to be awarded any Restricted Stock other than in the sole discretion of the Committee;

      (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

      (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

      10. NONALIENATION OF BENEFITS. Except as contemplated by Section 8 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant or his Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by Section 8 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

      11. PREREQUISITES TO BENEFITS. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

      12. RIGHTS AS A STOCKHOLDER. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Restricted Stock once such shares have been registered in his name hereunder.

99-IPR (7 of 7)

      13. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

      14. ADMINISTRATION. Prior to a Change in Control, the Committee shall have sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of the Committee shall be final and binding on the Participant and the Company except in the case of bad faith or willful misconduct. After a Change in Control, those individuals who comprised the Committee immediately prior to the Change in Control shall have the sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of a majority of these individuals shall be final and binding on the Participant and the Company and its successors except in the case of bad faith or willful misconduct.

      15. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

      16. GENDER AND NUMBER. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

          This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

          Dated: August 19, 1999.

                                    OCEANEERING INTERNATIONAL, INC.

                                    By  /s/ GEORGE R. HAUBENREICH, JR.
                                        George R. Haubenreich, Jr.
                                        Senior Vice President,
                                        General Counsel and Secretary

The undersigned Participant accepts
the Restricted Stock subject to all
the terms of this Agreement.

   /s/ JOHN R. HUFF